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EXHIBIT 21

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                                                                        STATE OF
LIST OF SUBSIDIARIES                                                 INCORPORATION
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DMX Music, Inc.                                                      Delaware
     450714B.C., Ltd.                                                British Columbia, Canada
     Advanced Audio, LLC                                             Georgia
     Clef, Inc.                                                      Wisconsin
     Wisconsin Music Network, Inc.                                   Wisconsin
DMX Europe N.V.                                                      Netherlands
LD Bondnet, Inc.                                                     Delaware
LDIG Aloy, Inc.                                                      Delaware
LDIG Cars, Inc.                                                      Delaware
LDIG Enter, Inc.                                                     Delaware
LDIG Film, Inc.                                                      Delaware
LDIG Financing LLC                                                   Delaware
LDIG Food, Inc.                                                      Delaware
LDIG Gamenet, Inc.                                                   Delaware
LDIG House, Inc.                                                     Delaware
LDIG ICTV Corp.                                                      Delaware
LDIG Koz, Inc.                                                       Delaware
LDIG Move, Inc.                                                      Delaware
LDIG Music Online II, Inc.                                           Delaware
LDIG Music Online, Inc.                                              Delaware
LDIG NL, Inc.                                                        Delaware
LDIG Online Retail, Inc.                                             Delaware
LDIG Order, Inc.                                                     Delaware
LDIG OTV, Inc.                                                       Delaware
LDIG Respond, Inc.                                                   Delaware
LDIG UGON, Inc.                                                      Delaware
Liberty Academic Systems Holdings, Inc.                              Colorado
Liberty BETI, Inc.                                                   Delaware
Liberty Digital, LLC                                                 Delaware
Liberty DS, Inc.                                                     Delaware
Liberty HG, Inc.                                                     Delaware
Liberty IATV Events, Inc.                                            Delaware
Liberty IATV, Inc.                                                   Delaware
Liberty IB, Inc.                                                     Delaware
Liberty IB2, LLC                                                     Delaware
Liberty IP, Inc.                                                     Delaware
Liberty Java, Inc.                                                   Colorado
Liberty KI, Inc.                                                     Delaware
Liberty KV Holdings, Inc.                                            Delaware
Liberty KV Partners I, LLC                                           Delaware
Liberty Lightspan Holdings, Inc.                                     Colorado
Liberty Medscholar, Inc.                                             Delaware
Liberty Online Health KI Holdings, Inc.                              Colorado
Liberty Online Health RN Holdings, Inc.                              Colorado
Liberty Online Sports Holdings, Inc.                                 Colorado
Liberty Online Village  Holdings, Inc.                               Colorado
Liberty PL, Inc.                                                     Delaware
Liberty PL2, Inc.                                                    Delaware
Liberty PL3, LLC                                                     Delaware
Liberty QS, Inc.                                                     Delaware
Liberty Replay, Inc.                                                 Delaware
Liberty TE, Inc.                                                     Delaware
Liberty TIV, Inc.                                                    Delaware
LMC Digital, Inc.                                                    Colorado
LMC IATV Events, LLC                                                 Delaware
Medscholar Digital Networks LLC                                      Delaware
Paradigm Music Entertainment Company                                 Delaware
SonicNet, Inc.                                                       Delaware
The Box Holland, B.V.                                                Netherlands
The Box Music Network S.L.                                           Spain
The Box Worldwide, Inc.                                              Florida
The Box Worldwide-Europe, B.V.                                       Netherlands
Video Jukebox Network Europe, Ltd.                                   United Kingdom
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